UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

ORBIS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-199205	38-39455474
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Peffer Law Circle Brampton, Ontario Canada	L6Y 0L6
(Address of principal executive offices)	(Zip Code)

(647) 308-5963

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, Orbis Corporation (the “Corporation”) filed a registration statement, as amended, on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Corporation’s offering of 30,000,000 shares of its common stock at a fixed price of $0.01 per share (the “Offering”). On February 2, 2015, the SEC declared the Registration Statement effective. Pursuant to the terms of the prospectus that forms a part of the Registration Statement, the Offering concludes upon the earlier of (i) the date on which all 30,000,000 shares have been sold, or (ii) 90 days after the Registration Statement was declared effective by the SEC. On May 1, 2015, the Company’s Board approved the extension of the Offering through November 1, 2015, unless earlier terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBIS CORPORATION

Date: June 5, 2015	By:	/s/ Manhor S. Bansal
Manhor S. Bansal
President and Chief Executive Officer